John Hancock Trust
Supplement dated September 25, 2009
to the Prospectus dated May 1, 2009
American Diversified Growth & Income Trust
The name of the fund is changed to “Core Diversified Growth & Income Trust.”
The investment strategies of the fund are amended and restated as follows:
The fund invests in other funds and other investment companies (“underlying funds”) as well as other types of investments as described below. Under normal market conditions, the fund will generally invest between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed income securities, which include securities held by the underlying funds.
The fund operates as a fund of funds and may invest in other funds including index funds and funds of the American Funds Insurance Series (the “AFIS Funds”). When purchasing shares of the AFIS Funds, the fund only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).
The fund is authorized to invest without limitation in underlying funds and in other types of investments as described below. The fund may purchase any underlying funds except other funds of funds and JHT feeder funds.
The underlying funds as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large capitalization stocks, domestic and foreign securities (including emerging market securities). Each of the funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income funds collectively hold various types of debt instruments such as corporate bonds, government issued, domestic and international securities. Index funds typically seek to approximate the aggregate total return of a market index and an investment in an index fund involves risks similar to the risks of investing directly in the securities in the index.
The fund may also invest in exchange traded funds (“ETFs”) and may make direct investments in other types of investments, see “Other Permitted Investments by the Funds of Funds.”
The fund bears its own expenses, and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
The fund may also be significantly affected by recent market developments, as described under “Additional Information about the Funds’ Principal Risks and Investment Policies.”
Active Bond Trust
The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that each subadviser manages a specific portion of the fund. The current portion managed by each subadviser is:
65%* Declaration
35%* MFC Global (U.S.)

During the next 18 months, the allocation between the subadvisers will gradually be changed to be:
50%* Declaration
50%* MFC Global (U.S.)

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each subadviser will vary.
This allocation methodology may change in the future.
International Core Trust
International Growth Trust
Effective October 1, 2009, the advisory fees for the International Core Trust and the International Growth Trust are amended to add three additional breakpoints as noted below.

International Core Trust	0.92% — first $100 million of Aggregate Net Assets;
0.895% — next $900 million of Aggregate Net Assets;
0.88% — next $1 billion of Aggregate Net Assets;
0.85% — next $1 billion of Aggregate Net Assets;
0.825% — next $1 billion of Aggregate Net Assets;
0.800% — excess over $4 billion of Aggregate Net Assets.

(Aggregate Net Assets include the net assets of the
International Core Trust, a series of JHT and the
International Core Fund, a series of JHF III.)

International Growth Trust	0.92% — first $100 million of Aggregate Net Assets;
0.895% — next $900 million of Aggregate Net Assets;
0.88% — next $1 billion of Aggregate Net Assets;
0.85% — next $1 billion of Aggregate Net Assets;
0.825% — next $1 billion of Aggregate Net Assets;
0.800% — excess over $4 billion of Aggregate Net Assets.

(Aggregate Net Assets include the net assets of the
International Growth Trust, a series of JHT, and the
International Growth Fund, a series of JHF III.)

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